                                                                 Exhibit h(viii)
                                CIGNA FUNDS GROUP
                         CIGNA INSTITUTIONAL FUNDS GROUP
                          CIGNA VARIABLE PRODUCTS GROUP

                                POWER OF ATTORNEY


The undersigned hereby appoints Alfred A. Bingham III and Jeffrey S. Winer, each of them singly and with full power of substitution, attorney-in-fact and agent for me and in my name and on my behalf in any and all capacities to sign any Registration Statement under the Securities Act of 1933, as amended, any Registration Statement under the Investment Company Act of 1940, as amended, or any filing under the securities laws of any of the states of the United States of America or of any jurisdiction ("Blue Sky Law") for CIGNA Funds Group, CIGNA Institutional Funds Group and CIGNA Variable Products Group and any amendment to any such Registration Statement or any Blue Sky Law filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, or with the appropriate state agency under the applicable Blue Sky Laws, to file such Registration Statements, amendments and filings and generally to do and perform all things necessary to be done in that connection, hereby ratifying and confirming my signature as it may be signed by said attorney-in-fact and agent to any and all Registration Statements and amendments thereto and to any and all Blue Sky Law filings and amendments thereto and ratifying and confirming all other acts that said attorney-in-fact and agent may lawfully do or cause to be done by virtue of this appointment.

Signed this 1st day of December, 1998.


                                          /s/ Richard H. Forde
                                         --------------------------------------
                                         Richard H. Forde
                                         Chairman of the Board, President and
                                            Trustee
                                         CIGNA Funds Group
                                         CIGNA Institutional Funds Group



                                          /s/ Richard H. Forde
                                         --------------------------------------
                                         Richard H. Forde
                                         President
                                         CIGNA Variable Products Group

                                CIGNA FUNDS GROUP
                         CIGNA INSTITUTIONAL FUNDS GROUP
                          CIGNA VARIABLE PRODUCTS GROUP

                                POWER OF ATTORNEY


The undersigned hereby appoint Alfred A. Bingham III and Jeffrey S. Winer, each of them singly and with full power of substitution, attorney-in-fact and agent for me and in my name and on my behalf in any and all capacities to sign any Registration Statement under the Securities Act of 1933, as amended, any Registration Statement under the Investment Company Act of 1940, as amended, or any filing under the securities laws of any of the states of the United States of America or of any jurisdiction ("Blue Sky Law") for CIGNA Funds Group, CIGNA Institutional Funds Group and CIGNA Variable Products Group and any amendment to any such Registration Statement or any Blue Sky Law filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, or with the appropriate state agency under the applicable Blue Sky Laws, to file such Registration Statements, amendments and filings and generally to do and perform all things necessary to be done in that connection, hereby ratifying and confirming my signature as it may be signed by said attorney-in-fact and agent to any and all Registration Statements and amendments thereto and to any and all Blue Sky Law filings and amendments thereto and ratifying and confirming all other acts that said attorney-in-fact and agent may lawfully do or cause to be done by virtue of this appointment.

Signed this 24th day of February, 1998.


                                          /s/ R. Bruce Albro
                                         --------------------------------------
                                         R. Bruce Albro,
                                         Chairman of the Board, President and
                                             Trustee


                                          /s/ Hugh R. Beath
                                         --------------------------------------
                                         Hugh R. Beath, Trustee


                                          /s/ Russell H. Jones
                                         --------------------------------------
                                         Russell H. Jones, Trustee


                                          /s/ Thomas C. Jones
                                         --------------------------------------
                                         Thomas C. Jones, Trustee


                                          /s/ Paul J. McDonald
                                         --------------------------------------
                                         Paul J. McDonald, Trustee